Exhibit 99.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) made effective as of the 30th day of June 2009, is entered into by and between United Restaurant Management, Inc., a Delaware corporation (the “Company”), and certain persons and entities holding shares of the Common Stock who sign the signature page to this Agreement (individually, a “Shareholder” and collectively the “Shareholders”).

WHEREAS, the Company and World Logistics Services, Inc., a Delaware corporation (“WLS”) have entered into a certain Agreement dated June 19, 2009, (the “WLS/URM Agreement”) in connection with which the Company wishes to grant certain registration rights to the Shareholders, to become effective upon the closing of the WLS/URM Agreement; and

WHEREAS, the Board of Directors of the Company and WLS have determined that it is in the best interests of the Company to enter into this Agreement in connection with the proposed WLS/URM Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

Section 1.

Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means with respect to any Shareholder, any partner or member of such Shareholder, or any Person that directly or indirectly controls or is controlled by or is under common control with, such Shareholder.

 “Blue Sky Application” has the meaning ascribed to such term in Section 4(a) hereof.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation in effect on the date hereof and as amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Common Stock” means the Common Stock of the Company and any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a stock split, stock dividend, plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Form S-1 and S-3” means Forms S-1 and S-3, as the case may be, promulgated under the Securities Act and as in effect on the date hereof or any similar or successor forms promulgated under the Securities Act or adopted by the Commission.

“Other Shareholders” has the meaning ascribed to such term in Section 2(b) hereof.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

 “Registrable Shares” means (i) all of the restricted Common Stock held by each of the shareholders of the Company at June 30, 2009 and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Registration Expenses” has the meaning ascribed to such term in Section 7 hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act or any similar or successor rule.

 “Securities Act” means the Securities Act of 1933, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” has the meaning ascribed to such term in Section 7 hereof.

Section 2.

Registration Rights.

(a)

Demand Registration Rights.  From the date hereof, until June 30, 2010 (the “Demand Period”), if the Company shall not remain current in its obligations to file periodic reports with the Commission pursuant to Section 13 of the Exchange Act, the Shareholder will have one opportunity, in addition to other rights enumerated in this Agreement, to request registration under the Securities Act of all or part of his, her, or its Registerable Shares (a “Demand Registration”). The holders of 50% or more of the Registerable Shares shall have the right to exercise the registration rights under this Section 2(a).

(b)

Piggyback Registration Rights.  If the Company at any time hereafter proposes to register under the Securities Act any of its securities, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Shares for sale to the public or any registration statement including only securities issued pursuant to a dividend reinvestment plan), each such time it will promptly give written notice to all holders of Registrable Shares of its intention so to do.  Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any or all of its Registrable Shares, the Company will use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares so registered.  The Company shall be obligated to include in such registration statement only such limited portion of Registrable Shares with respect to which such holder has requested inclusion hereunder.

(i)

If the registration of which the Company gives notice as provided above is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Shares as a part of the written notice given pursuant to this Section 2(b).  In such event the right of any holder of Registrable Shares to registration pursuant to this Section 2(b) shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein.  All holders of Registrable Shares proposing to distribute their securities through such underwriting shall (together with the shares of Common Stock to be registered by the Company and shares of Common Stock held by Persons who by virtue of agreements with the Company are entitled to include shares in such registration (the “Other Shareholders”)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.  If any holder of Registrable Shares disapproves of the terms of any such underwriting, that holder may elect to withdraw therefrom by timely written notice to the Company and the underwriter.  Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(ii)

Notwithstanding any other provision of this Section 2(b), if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten or if the Commission imposes such a limitation, such limitation will be imposed pro rata with respect to all securities whose holders have a contractual or incidental (“Piggyback”) right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, provided, however, that no such reduction shall reduce the number of securities held by holders of Registrable Shares proposing to distribute their securities through such underwriting if any securities are to be included in such underwriting for the account of any Person other than the Company or holders of Registrable Shares other than a holder exercising a demand or required registration right.

(c)

Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Shares.

(d)

During the term of this Agreement, the Company shall not issue any shares of Common Stock registered pursuant to Form S-8 or S-4 until at least 30 days following the effective date of a registration statement filed pursuant to this Agreement during which period the Registrable Shares shall have been continuously eligible for resale thereunder.

Section 3.

Expiration of Obligations. The obligations of the Company to register Registrable Shares pursuant to Section 2 of this Agreement shall expire on the first to occur of (i) the date when the holder of such shares shall be able to sell its Registrable Shares under Rule 144, or (ii) when no Registrable Shares are outstanding.

Section 4.

Indemnification; Procedures; Contribution.

(a)

In the event that the Company registers any of the Registrable Shares under the Securities Act in accordance with this Agreement, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any filing with any state or federal securities commission or agency or any prospectus, offering circular or other document created or approved by the Company incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2 of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Shares under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Application executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Shares in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its  best efforts to so register or qualify the Registrable Shares) and will reimburse each such holder, and such officer, director and partner, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case (i) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any holder, any underwriter or any controlling Person in writing specifically for use in such registration statement or prospectus, or (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Shares to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

(b)

In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 of this Agreement, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Shares, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, solely insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of all securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Shares covered by such registration statement.  Not in limitation of the foregoing, it is understood and agreed that, except as set forth in Section 4(e), the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

(c)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4 if and to the extent the indemnifying party is prejudiced by such omission.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.  No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action, and the indemnification agreements contained in Sections 6(a) and 6(b) shall not apply to any settlement entered into in violation of this sentence.  Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 4, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion, provided, however, that, in any such case, (A) no such holder of Registrable Shares will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Shares offered by it pursuant to such registration statement and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)

The indemnities and obligations provided in this Section 4 shall survive the completion of any offering of Registrable Shares and the transfer of any Registrable Shares by such holder.

Section 5.

Exchange Act Registration and Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, except as provided in paragraph (iii) below, the Company agrees that it will use its commercially reasonable best efforts to:

(a)

Make and keep public information available, as those terms are understood and defined in Rule 144, at all time after the date the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act;

(b)

File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)

Take such action as is, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, necessary to enable the holders of Registrable Shares to utilize Form S-3 for the sale of their Registrable Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective; and

(d)

Furnish to each holder of Registrable Shares forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies), (B) a copy of the most recent annual or quarterly report of the Company and (C) such other information, reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration.

(e)

Make available to each Shareholder the same services with regard to customary Rule 144 legal opinions as it provides to its affiliates.

Section 6.

Registration Procedures.

(a)

If and whenever the Company is required by the provisions of Section 2 of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:

(i)

Prepare and file with the Commission a registration statement with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

(ii)

Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(iii)

Furnish to each seller of Registrable Shares and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

(iv)

Use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

(v)

Use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;

(vi)

Use its best efforts to comply with all applicable rules and regulations under the Securities Act and Exchange Act;

(vii) Immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii)

If the offering is underwritten and at the request of any seller of Registrable Shares, furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration (i) an opinion, in customary form and dated the effective date of the registration statement, of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effect as reasonably may be requested by counsel for the underwriters and copies of such opinion addressed to the sellers of Registrable Shares and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters  stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(ix)

Upon reasonable notice and at reasonable times during normal business hours, make available for inspection by each seller of Registrable Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(x)

Cooperate with the selling holders of Registrable Shares and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Shares; and

(xi)

Permit any holder of Registrable Shares which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

(b)

For purposes of this Agreement, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Shares on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor or similar rule promulgated under the Securities Act, permits the offering to be conducted on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(c)

Whenever under the preceding Sections of this Agreement the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide in writing to the Company, at its request, such information and materials as the Company may reasonably request in order to effect the registration of such Registrable Shares in compliance with federal and applicable state securities laws, and (ii) provide the Company with appropriate representations with respect to the accuracy of such information provided by such Sellers pursuant to subsection (i).

Section 7.

Expenses.  In the case of any registration statement under Section 2 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc. (as any successor thereto), transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company and the reasonable fees and disbursements of one counsel selected by a majority in interest of the sellers of Registrable Shares (collectively, “Registration Expenses”).  The Company shall have no obligation to pay or otherwise bear any portion of the underwriters’ commissions or discounts attributable to the Registrable Shares (“Selling Expenses”).  All Selling Expenses in connection with each registration statement under Section 2 of this Agreement shall be borne by the participating sellers (including the Company, where applicable) in proportion to the number of shares registered by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.

Section 8.

Delay of Registration.  For a period not to exceed 180 days, the Company shall not be obligated to prepare and file, or prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company furnishes to holders of Registrable Shares that have requested to have such Registrable Shares included in a registration statement covered by the terms of this Agreement a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, or materially and adversely affect (a) a pending or scheduled public offering of the Company’s securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby, and that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

Section 9.

Conditions to Registration Obligations.  The Company shall not be obligated to effect the registration of Registrable Shares pursuant to Section 2 of this Agreement unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

(a)

Conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

(b)

Conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

(c)

Conditions prohibiting such holders upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;

(d)

Conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective, the holders of shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and

(e)

Conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the holders of Registrable Shares.

Section 10.

Miscellaneous.

(a)

No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(b)

Except as hereinafter provided, amendments or additions to this Agreement may be made, termination of this Agreement, and compliance with any covenant or provision set forth herein may be omitted or waived, only with the written consent of the Company and the holder or holders of at least a majority in interest of the Registrable Shares; provided, however, that any modification or amendment that affects any such holder in a manner different from the effect on the other holders of Registrable Shares shall require the affirmative approval of such holder.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Notwithstanding the foregoing, this Agreement may be amended to add new parties and/or Registrable Shares the Company consents thereto and any new party executes and delivers to the Company a copy of the signature page hereto.

(c)

All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

If to the Company to:

__________________________________

__________________________________

__________________________________

Attn:  __________________________

Fax No:   __________________________

With a copy to:

__________________________________

__________________________________

__________________________________

Attn:  __________________________

Fax No:   __________________________

If to any Shareholder to:

The address of such Shareholder as set forth in the records of the Company

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

(d)

This Agreement constitutes the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

(e)

In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

(f)

The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

(g)

All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto.

(h)

This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Florida without giving effect to the conflict of law principles thereof.

(i)

Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Utah or of the United States of America for the District of Utah.  By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 12(c) hereof.

(j)

In the event of any change in the Common Stock or other securities covered hereunder, by way of a stock split, stock dividend, combination or redemption, or through merger, consolidation, reorganization or otherwise, appropriate adjustment shall be made in the provisions hereof, including, without limitation, an equitable adjustment of all numbers of outstanding shares herein.  For purposes of determining the number of shares held by any Shareholder, all shares held by any Affiliate of such Shareholder shall be deemed to be held by such Shareholder.

(k)

No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party.  No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies.  No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(l)

The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(m)

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterparts.

[Signatures contained on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

United Restaurant Management, Inc. By: /s/ Steven L. White Name: Steven L. White Title: President
/s/ Steven L. White Steven L. White
World Logistics Services, Inc. By: /s/ Kevin Brennan Name: Kevin Brennan Title: President
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